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                                                                   EXHIBIT 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

STAAR Surgical Company
Monrovia, California

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 27, 2000, with respect to the consolidated financial statements of STAAR Surgical Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.




                                              /s/ BDO SEIDMAN, LLP
                                              ------------------------
                                                  BDO SEIDMAN, LLP


Los Angeles, California
November 28, 2000